Exhibit 99.1

Investors May Contact:

Ryan Marsh

VP & Treasurer

(770) 418-8211

ir@asburyauto.com

Reporters May Contact:

Katherine Mason

Porter Novelli

(404) 995-4516

Katherine.Mason@porternovelli.com

Asbury Automotive Group Reports Second Quarter 2010 Financial Results

Diluted EPS from continuing operations of $0.42 compared to $0.20 in the prior year period

Total revenues up 13% over the prior year period

SG&A as a percentage of gross profit of 76.5% improved 400 basis points over the prior year period

Duluth, GA, July 27, 2010 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported income from continuing operations for the second quarter 2010 of $13.7 million, or $0.42 per diluted share, versus income from continuing operations of $6.6 million, or $0.20 per diluted share, in the corresponding period last year. Last year’s results included a charge of $1.2 million, net of taxes, of non-core items in SG&A, or $0.04 per diluted share. The increase was primarily the result of 13% growth in revenues and gross profit from new and used light vehicle sales and finance and insurance (“F&I”) as well as benefits achieved from the Company’s leaner cost structure. Net income for the second quarter 2010 totaled $12.8 million, or $0.39 per diluted share, compared with $5.5 million, or $0.17 per diluted share, in the prior year period.

Second quarter 2010 revenues totaled $1.1 billion, an increase of 13% compared to the prior year. This improvement was driven by increases of 14% in new vehicle revenue, 18% in used vehicle revenue, and 35% in F&I revenues. Gross profit increased 13% and was up in all major areas of the business.

For the six-month period ended June 30, 2010, the Company reported income from continuing operations of $22.7 million, or $0.69 per diluted share, compared to $9.2 million, or $0.28 per diluted share in the prior year period. Last year’s results included a net charge of $1.2 million, net of taxes, of non-core items in SG&A, or $0.04 per diluted share. The Company’s revenues totaled $2.0 billion, an increase of 15% compared to $1.8 billion in the prior year period. Net income for the six-month period ended June 30, 2010 was $20.2 million, or $0.62 per diluted share compared to $5.8 million or $0.18 per diluted share for the prior year period.

“I am thrilled to report another quarter of consistent improvement in Asbury’s performance. The increased sales and profitability resulted in second quarter income from continuing operations of 42 cents per diluted share versus 20 cents per diluted share a year ago. Gross profit increased across all four of our business lines in the second quarter,” said Charles R. Oglesby, Asbury’s President and CEO. “In addition, we decreased SG&A as a percent of gross profit by 400 basis points.”

Craig T. Monaghan, Asbury’s Senior Vice President and Chief Financial Officer, stated, “To better support our improving operating performance, we continue to pursue process improvement initiatives to deliver sustainable growth. Our financial position continues to improve and, we believe, provides us with the flexibility we need going forward.”

Mr. Oglesby concluded, “While the pace of economic recovery remains uncertain, we have delivered consistent earnings growth. This is a result of Asbury’s rapid response in better aligning its cost structure, as well as the continuing cost discipline our employees are demonstrating while capturing our share of an improved market.”

Asbury will host a conference call to discuss its second quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (888) 632-5017 (domestic), or (913) 981-4912 (international); passcode – 3479884. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 80 retail auto stores, encompassing 107 franchises for the sale and servicing of 38 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury’s financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury’s relationships with, and the financial stability of, vehicle manufacturers and other suppliers, risks associated with Asbury’s indebtedness (including available borrowing capacity and compliance with its financial covenants), Asbury’s relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and Asbury’s ability to execute its restructuring programs and IT initiatives and other operational strategies, Asbury’s ability to leverage gains from its dealership portfolio, Asbury’s ability to capitalize on opportunities to repurchase its debt securities or purchase properties that it currently leases, and Asbury’s ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury’s plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury’s filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
REVENUES:
New vehicle	$587.7	$514.7	$1,118.6	$949.7
Used vehicle	285.9	241.3	539.7	450.4
Parts and service	157.7	158.3	310.8	317.5
Finance and insurance, net	30.4	22.5	56.5	43.1

Total revenues	1,061.7	936.8	2,025.6	1,760.7
COST OF SALES:
New vehicle	548.9	480.3	1,043.8	888.0
Used vehicle	261.7	221.3	492.8	410.7
Parts and service	75.2	79.8	149.6	160.7

Total cost of sales	885.8	781.4	1,686.2	1,459.4

GROSS PROFIT	175.9	155.4	339.4	301.3
OPERATING EXPENSES:
Selling, general and administrative	134.6	125.1	264.2	246.3
Depreciation and amortization	5.6	5.9	11.3	11.8
Other operating income, net	(0.4)	(0.4)	(0.8)	(0.8)

Income from operations	36.1	24.8	64.7	44.0
OTHER EXPENSE:
Floor plan interest expense	(4.0)	(4.6)	(8.1)	(9.5)
Other interest expense	(9.5)	(9.1)	(18.9)	(19.0)
Convertible debt discount amortization	(0.4)	(0.5)	(0.8)	(0.9)
Interest income	0.1	0.1	0.1	0.1

Total other expense, net	(13.8)	(14.1)	(27.7)	(29.3)

Income before income taxes	22.3	10.7	37.0	14.7
INCOME TAX EXPENSE	8.6	4.1	14.3	5.5

INCOME FROM CONTINUING OPERATIONS	13.7	6.6	22.7	9.2
DISCONTINUED OPERATIONS, net of tax	(0.9)	(1.1)	(2.5)	(3.4)

NET INCOME	$12.8	$5.5	$20.2	$5.8

EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$0.43	$0.20	$0.70	$0.29
Discontinued operations	(0.03)	(0.03)	(0.07)	(0.11)

Net income	$0.40	$0.17	$0.63	$0.18

Diluted—
Continuing operations	$0.42	$0.20	$0.69	$0.28
Discontinued operations	(0.03)	(0.03)	(0.07)	(0.10)

Net income	$0.39	$0.17	$0.62	$0.18

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	32.2	32.2	32.2	32.1
Stock options	0.5	0.7	0.5	0.4
Restricted stock	0.2	0.2	0.1	0.4
Performance share units	0.1	0.1	—	0.1

Diluted	33.0	33.2	32.8	33.0

New Vehicle—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions)
Revenue:
New vehicle revenue—same store(1)
Luxury	$197.7	$166.1	$31.6	19%
Mid-line import	270.5	244.9	25.6	10%
Mid-line domestic	79.2	64.5	14.7	23%
Value	8.4	4.6	3.8	83%

Total new light vehicle revenue—same store(1)	555.8	480.1	75.7	16%
Heavy truck	31.9	34.6	(2.7)	(8%)

Total new vehicle revenue—same store(1)	587.7	514.7	73.0	14%
New vehicle revenue—acquisitions	—	—

Total new vehicle revenue, as reported	$587.7	$514.7	$73.0	14%

Gross profit:
New vehicle gross profit—same store(1)
Luxury	$15.0	$12.1	$2.9	24%
Mid-line import	16.2	16.6	(0.4)	(2%)
Mid-line domestic	5.9	4.0	1.9	48%
Value	0.3	0.3	—	—%

Total new light vehicle gross profit—same store(1)	37.4	33.0	4.4	13%
Heavy truck	1.4	1.4	—	—%

Total new vehicle gross profit—same store(1)	38.8	34.4	4.4	13%
New vehicle gross profit—acquisitions	—	—

Total new vehicle gross profit, as reported	$38.8	$34.4	$4.4	13%

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
New vehicle units:
New vehicle retail units—same store(1)
Luxury	4,081	3,569	512	14%
Mid-line import	10,730	9,831	899	9%
Mid-line domestic	2,051	1,884	167	9%
Value	401	219	182	83%

Total new light vehicle retail units—same store(1)	17,263	15,503	1,760	11%
Fleet vehicles	803	741	62	8%

Total new light vehicle units—same store(1)	18,066	16,244	1,822	11%
Heavy truck	651	508	143	28%

Total new vehicle units—same store(1)	18,717	16,752	1,965	12%
Total new vehicle units—acquisitions	—	—

New vehicle units—actual	18,717	16,752	1,965	12%

Total new light vehicle units—same store(1)	18,066	16,244	1,822	11%
Total new light vehicle units—acquisitions	—	—

Total new light vehicle units	18,066	16,244	1,822	11%

New Vehicle Metrics—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
Revenue per new light vehicle sold—same store(1)	$30,765	$29,556	$1,209	4%

Revenue per new heavy truck sold	$49,002	$68,110	$(19,108)	(28%)

Revenue per new vehicle sold—same store(1)	$31,399	$30,725	$674	2%

Gross profit per new light vehicle sold—same store(1)	$2,070	$2,032	$38	2%

Gross profit per new heavy truck sold	$2,151	$2,756	$(605)	(22%)

Gross profit per new vehicle sold—same store(1)	$2,073	$2,053	$20	1%

New light vehicle gross margin—same store(1)	6.7%	6.9%	(0.2%)	(3%)

New heavy truck gross margin	4.4%	4.0%	0.4%	10%

New vehicle gross margin—same store(1)	6.6%	6.7%	(0.1%)	(1%)

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which an applicable dealership was owned by us.

Used Vehicle—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)
Light vehicles	$226.9	$189.1	$37.8	20%
Heavy truck	3.3	5.3	(2.0)	(38%)

Total used vehicle retail revenues—same store(1)	230.2	194.4	35.8	18%
Used vehicle retail revenues—acquisitions	—	—

Total used vehicle retail revenues	230.2	194.4	35.8	18%
Used vehicle wholesale revenues—same store(1)
Light vehicles	55.5	46.6	8.9	19%
Heavy truck	0.2	0.3	(0.1)	(33%)

Total used vehicle wholesale revenues—same store(1)	55.7	46.9	8.8	19%
Used vehicle wholesale revenues—acquisitions	—	—

Total used vehicle wholesale revenues	55.7	46.9	8.8	19%

Used vehicle revenue, as reported	$285.9	$241.3	$44.6	18%

Gross profit:
Used vehicle retail gross profit—same store(1)
Light vehicles	$24.4	$21.1	$3.3	16%
Heavy truck	(0.3)	(0.7)	0.4	57%

Total used vehicle retail gross profit—same store(1)	24.1	20.4	3.7	18%
Used vehicle retail gross profit—acquisitions	—	—

Total used vehicle retail gross profit	24.1	20.4	3.7	18%
Used vehicle wholesale gross profit—same store(1)
Light vehicles	—	0.2	(0.2)	(100%)
Heavy truck	0.1	(0.6)	0.7	117%

Total used vehicle wholesale gross profit—same store(1)	0.1	(0.4)	0.5	125%
Used vehicle wholesale gross profit—acquisitions	—	—

Total used vehicle wholesale gross profit	0.1	(0.4)	0.5	125%

Used vehicle gross profit, as reported	$24.2	$20.0	$4.2	21%

Used vehicle retail units:
Used vehicle retail units—same store(1)
Light vehicles	11,786	10,399	1,387	13%
Heavy truck	111	139	(28)	(20%)

Total used vehicle retail units—same store(1)	11,897	10,538	1,359	13%
Used vehicle retail units—acquisitions	—	—

Used vehicle retail units—actual	11,897	10,538	1,359	13%

Used Vehicle Metrics—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
Revenue per used light vehicle retailed—same store(1)	$19,252	$18,184	$1,068	6%

Revenue per used heavy truck retailed	$29,730	$38,129	$(8,399)	(22%)

Revenue per used vehicle retailed—same store(1)	$19,349	$18,448	$901	5%

Gross profit per used light vehicle retailed—same store(1)	$2,070	$2,029	$41	2%

Gross profit per used heavy truck retailed	$(2,703)	$(5,036)	$2,333	46%

Gross profit per used vehicle retailed—same store(1)	$2,026	$1,936	$90	5%

Used light vehicle retail gross margin—same store(1)	10.8%	11.2%	(0.4%)	(4%)

Used heavy truck retail gross margin	(9.1%)	(13.2%)	4.1%	31%

Used vehicle retail gross margin—same store(1)	10.5%	10.5%	—%	—%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions)
Revenue:
Parts and service revenues—same store(1)
Light vehicles	$140.6	$143.2	$(2.6)	(2%)
Heavy truck	17.1	15.1	2.0	13%

Total parts and service revenue—same store(1)	157.7	158.3	(0.6)	—%
Parts and service revenues—acquisitions	—	—

Parts and service revenue, as reported	$157.7	$158.3	$(0.6)	—%

Gross profit:
Parts and service gross profit—same store(1)
Light vehicles	$77.2	$73.7	$3.5	5%
Heavy truck	5.3	4.8	0.5	10%

Total parts and service gross profit—same store(1)	82.5	78.5	4.0	5%
Parts and service gross profit—acquisitions	—	—

Parts and service gross profit, as reported	$82.5	$78.5	$4.0	5%

Light vehicle parts and service gross margin—same store(1)	54.9%	51.5%	3.4%	7%

Heavy truck parts and service gross margin	31.0%	31.8%	(0.8%)	(3%)

Parts and service gross margin—same store(1)	52.3%	49.6%	2.7%	5%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions, except for per vehicle data)
Dealership generated F&I, net—same store(1)
Light vehicles	$30.0	$22.9	$7.1	31%
Heavy truck	0.1	—	0.1	—%

Dealership generated F&I—same store(1)	30.1	22.9	7.2	31%
Dealership generated F&I—acquisitions	—	—

Dealership generated F&I, net	30.1	22.9	7.2	31%
Corporate generated F&I	0.3	(0.4)	0.7	175%

Finance and insurance, net as reported	$30.4	$22.5	$7.9	35%

Dealership generated light vehicle F&I per vehicle sold—same store(1) (2)	$1,005	$860	$145	17%

Dealership generated F&I per vehicle sold— same store(1) (2)	$983	$839	$144	17%

Light vehicle F&I per vehicle sold—same store(1)	$1,015	$844	$171	20%

Heavy truck F&I per vehicle sold	$131	$—	$131	—%

F&I per vehicle sold—same store(1)	$993	$824	$169	21%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.
(2)	Dealership generated F&I per vehicle sold excludes Corporate generated F&I.

	For the Three Months Ended June 30,
	2010	2009
REVENUE MIX PERCENTAGES:
New light vehicles	52.4%	51.2%
New heavy trucks	3.0%	3.7%
Used light vehicle retail	21.5%	20.2%
Used heavy truck retail	0.3%	0.6%
Used light vehicle wholesale	5.2%	5.0%
Used heavy truck wholesale	—%	—%
Parts and service—light vehicle	13.2%	15.3%
Parts and service—heavy truck	1.6%	1.6%
Finance and insurance, net—light vehicle	2.8%	2.4%
Finance and insurance, net—heavy truck	—%	—%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	21.3%	21.2%
New heavy trucks	0.8%	0.9%
Used light vehicle retail	13.9%	13.5%
Used heavy truck retail	(0.2%)	(0.5%)
Used light vehicle wholesale	—%	0.1%
Used heavy truck wholesale	0.1%	(0.4%)
Parts and service—light vehicle	43.9%	47.4%
Parts and service—heavy truck	3.0%	3.1%
Finance and insurance, net—light vehicle	17.1%	14.7%
Finance and insurance, net—heavy truck	0.1%	—%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	76.5%	80.5%

New Vehicle—

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions)
Revenue:
New vehicle revenue—same store(1)
Luxury	$378.5	$310.9	$67.6	22%
Mid-line import	499.2	434.7	64.5	15%
Mid-line domestic	146.3	123.7	22.6	18%
Value	14.8	9.3	5.5	59%

Total new light vehicle revenue—same store(1)	1,038.8	878.6	160.2	18%
Heavy truck	79.8	71.1	8.7	12%

Total new vehicle revenue—same store(1)	1,118.6	949.7	168.9	18%
New vehicle revenue—acquisitions	—	—

Total new vehicle revenue, as reported	$1,118.6	$949.7	$168.9	18%

Gross profit:
New vehicle gross profit—same store(1)
Luxury	$29.4	$21.9	$7.5	34%
Mid-line import	31.1	28.1	3.0	11%
Mid-line domestic	10.7	8.0	2.7	34%
Value	0.5	0.7	(0.2)	(29%)

Total new light vehicle gross profit—same store(1)	71.7	58.7	13.0	22%
Heavy truck	3.1	3.0	0.1	3%

Total new vehicle gross profit—same store(1)	74.8	61.7	13.1	21%
New vehicle gross profit—acquisitions	—	—

Total new vehicle gross profit, as reported	$74.8	$61.7	$13.1	21%

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
New vehicle units:
New vehicle retail units—same store(1)
Luxury	7,859	6,712	1,147	17%
Mid-line import	19,789	17,521	2,268	13%
Mid-line domestic	3,843	3,650	193	5%
Value	705	423	282	67%

Total new light vehicle retail units—same store(1)	32,196	28,306	3,890	14%
Fleet vehicles	1,289	1,200	89	7%

Total new light vehicle units—same store(1)	33,485	29,506	3,979	13%
Heavy truck	1,710	1,092	618	57%

Total new vehicle units—same store(1)	35,195	30,598	4,597	15%
Total new vehicle units—acquisitions	—	—

New vehicle units—actual	35,195	30,598	4,597	15%

Total new light vehicle units—same store(1)	33,485	29,506	3,979	13%
Total new light vehicle units—acquisitions	—	—

Total new light vehicle units	33,485	29,506	3,979	13%

New Vehicle Metrics—

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
Revenue per new light vehicle sold—same store(1)	$31,023	$29,777	$1,246	4%

Revenue per new heavy truck sold	$46,667	$65,110	$(18,443)	(28%)

Revenue per new vehicle sold—same store(1)	$31,783	$31,038	$745	2%

Gross profit per new light vehicle sold—same store(1)	$2,141	$1,989	$152	8%

Gross profit per new heavy truck sold	$1,813	$2,747	$(934)	(34%)

Gross profit per new vehicle sold—same store(1)	$2,125	$2,016	$109	5%

New light vehicle gross margin—same store(1)	6.9%	6.7%	0.2%	3%

New heavy truck gross margin	3.9%	4.2%	(0.3%)	(7%)

New vehicle gross margin—same store(1)	6.7%	6.5%	0.2%	3%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle—

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)
Light vehicles	$432.9	$359.0	$73.9	21%
Heavy truck	4.7	7.2	(2.5)	(35%)

Total used vehicle retail revenues—same store(1)	437.6	366.2	71.4	19%
Used vehicle retail revenues—acquisitions	—	—

Total used vehicle retail revenues	437.6	366.2	71.4	19%
Used vehicle wholesale revenues—same store(1)
Light vehicles	101.0	83.1	17.9	22%
Heavy truck	1.1	1.1	—	—%

Total used vehicle wholesale revenues—same store(1)	102.1	84.2	17.9	21%
Used vehicle wholesale revenues—acquisitions	—	—

Total used vehicle wholesale revenues	102.1	84.2	17.9	21%

Used vehicle revenue, as reported	$539.7	$450.4	$89.3	20%

Gross profit:
Used vehicle retail gross profit—same store(1)
Light vehicles	$47.1	$40.6	$6.5	16%
Heavy truck	(0.3)	(0.8)	0.5	63%

Total used vehicle retail gross profit—same store(1)	46.8	39.8	7.0	18%
Used vehicle retail gross profit—acquisitions	—	—

Total used vehicle retail gross profit 46	46.8	39.8	7.0	18%
Used vehicle wholesale gross profit—same store(1)
Light vehicles	0.4	0.9	(0.5)	(56%)
Heavy truck	(0.3)	(1.0)	0.7	70%

Total used vehicle wholesale gross profit—same store(1)	0.1	(0.1)	0.2	200%
Used vehicle wholesale gross profit—acquisitions	—	—

Total used vehicle wholesale gross profit	0.1	(0.1)	0.2	200%

Used vehicle gross profit, as reported	$46.9	$39.7	$7.2	18%

Used vehicle retail units:
Used vehicle retail units—same store(1)
Light vehicles	22,743	19,988	2,755	14%
Heavy truck	180	199	(19)	(10%)

Total used vehicle retail units—same store(1)	22,923	20,187	2,736	14%
Used vehicle retail units—acquisitions	—	—

Used vehicle retail units—actual	22,923	20,187	2,736	14%

Used Vehicle Metrics—

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
Revenue per used light vehicle retailed—same store(1)	$19,034	$17,961	$1,073	6%

Revenue per used heavy truck retailed	$26,111	$36,181	$(10,070)	(28%)

Revenue per used vehicle retailed—same store(1)	$19,090	$18,140	$950	5%

Gross profit per used light vehicle retailed—same store(1)	$2,071	$2,031	$40	2%

Gross profit per used heavy truck retailed	$(1,667)	$(4,020)	$2,353	59%

Gross profit per used vehicle retailed—same store(1)	$2,042	$1,972	$70	4%

Used light vehicle retail gross margin—same store(1)	10.9%	11.3%	(0.4%)	(4%)

Used heavy truck retail gross margin	(6.4%)	(11.1%)	4.7%	42%

Used vehicle retail gross margin—same store(1)	10.7%	10.9%	(0.2%)	(2%)

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service—

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions)
Revenue:
Parts and service revenues—same store(1)
Light vehicles	$277.1	$286.8	$(9.7)	(3%)
Heavy truck	33.7	30.7	3.0	10%

Total parts and service revenue—same store(1)	310.8	317.5	(6.7)	(2%)
Parts and service revenues—acquisitions	—	—

Parts and service revenue, as reported	$310.8	$317.5	$(6.7)	(2%)

Gross profit:
Parts and service gross profit—same store(1)
Light vehicles	$150.9	$147.1	$3.8	3%
Heavy truck	10.3	9.7	0.6	6%

Total parts and service gross profit—same store(1)	161.2	156.8	4.4	3%
Parts and service gross profit—acquisitions	—	—

Parts and service gross profit, as reported	$161.2	$156.8	$4.4	3%

Light vehicle parts and service gross margin—same store(1)	54.5%	51.3%	3.2%	6%

Heavy truck parts and service gross margin	30.6%	31.6%	(1.0%)	(3%)

Parts and service gross margin—same store(1)	51.9%	49.4%	2.5%	5%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net—

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions, except for per vehicle data)
Dealership generated F&I, net—same store(1)
Light vehicles	$55.5	$43.0	$12.5	29%
Heavy truck	0.1	0.1	—	—%

Dealership generated F&I—same store(1)	55.6	43.1	12.5	29%
Dealership generated F&I—acquisitions	—	—

Dealership generated F&I, net	55.6	43.1	12.5	29%
Corporate generated F&I	0.9	—	0.9	—%

Finance and insurance, net as reported	$56.5	$43.1	$13.4	31%

Dealership generated light vehicle F&I per vehicle sold—same store(1) (2)	$987	$869	$118	14%

Dealership generated F&I per vehicle sold— same store(1) (2)	$957	$849	$108	13%

Light vehicle F&I per vehicle sold—same store(1)	$1,003	$869	$134	15%

Heavy truck F&I per vehicle sold	$53	$77	$(24)	(31%)

F&I per vehicle sold—same store(1)	$972	$849	$123	14%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.
(2)	Dealership generated F&I per vehicle sold excludes Corporate generated F&I.

	For the Six Months Ended June 30,
	2010	2009
REVENUE MIX PERCENTAGES:
New light vehicles	51.3%	49.9%
New heavy trucks	3.9%	4.0%
Used light vehicle retail	21.4%	20.5%
Used heavy truck retail	0.2%	0.4%
Used light vehicle wholesale	5.0%	4.7%
Used heavy truck wholesale	0.1%	0.1%
Parts and service—light vehicle	13.7%	16.3%
Parts and service—heavy truck	1.7%	1.7%
Finance and insurance, net—light vehicle	2.7%	2.4%
Finance and insurance, net—heavy truck	—%	—%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	21.1%	19.5%
New heavy trucks	0.9%	1.0%
Used light vehicle retail	14.2%	13.5%
Used heavy truck retail	(0.1%)	(0.3%)
Used light vehicle wholesale	0.1%	0.3%
Used heavy truck wholesale	(0.1%)	(0.3%)
Parts and service—light vehicle	44.5%	48.8%
Parts and service—heavy truck	3.0%	3.2%
Finance and insurance, net—light vehicle	16.4%	14.3%
Finance and insurance, net—heavy truck	—%	—%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	77.8%	81.7%

ASBURY AUTOMOTIVE GROUP, INC.

Additional Disclosures

(In millions)

(Unaudited)

	June 30, 2010	December 31, 2009	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$27.0	$84.7	$(57.7)	(68.1%)
New vehicle inventory	400.6	394.2	6.4	1.6%
Used vehicle inventory	73.5	64.1	9.4	14.7%
Parts inventory	43.1	41.4	1.7	4.1%
Total current assets	768.6	815.6	(47.0)	(5.8%)
Floor plan notes payable	351.8	434.7	(82.9)	(19.1%)
Total current liabilities	526.7	598.8	(72.1)	(12.0%)

CAPITALIZATION:
Long-term debt (including current portion)	$534.9	$537.8	$(2.9)	(0.5%)
Shareholders’ equity	265.7	243.6	22.1	9.1%

Total	$800.6	$781.4	$19.2	2.5%

Brand Mix - New Light Vehicle Revenue by Brand—

	For the Six Months Ended June 30,
	2010	2009
Luxury
BMW	9%	10%
Mercedes-Benz	8%	7%
Lexus	6%	5%
Acura	5%	5%
Infiniti	5%	4%
Other luxury	3%	4%

Total luxury	36%	35%

Mid-Line Imports:
Honda	23%	25%
Toyota	10%	10%
Nissan	13%	11%
Other imports	2%	3%

Total imports	48%	49%

Mid-Line Domestic:
Ford	9%	9%
Chevrolet	2%	2%
Other domestics	3%	3%

Total domestic	14%	14%

Value	2%	2%

Total New Light Vehicle Revenue	100%	100%

Asbury Automotive Group, Inc.

Additional Disclosures

(In millions)

(Unaudited)

Light Vehicle Parts and Service Gross Profit Detail—

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions)
Customer pay	$48.7	$46.2	$2.5	5%
Warranty	11.6	12.2	(0.6)	(5%)
Reconditioning and preparation	11.5	9.6	1.9	20%
Wholesale parts	5.4	5.7	(0.3)	(5%)

Total light vehicle parts and service gross profit	$77.2	$73.7	$3.5	5%

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions)
Customer pay	$94.1	$92.1	$2.0	2%
Warranty	23.8	25.4	(1.6)	(6%)
Reconditioning and preparation	22.1	18.0	4.1	23%
Wholesale parts	10.9	11.6	(0.7)	(6%)

Total light vehicle parts and service gross profit	$150.9	$147.1	$3.8	3%

Asbury Automotive Group, Inc.

Additional Disclosures

(Dollars in millions)

(Unaudited)

Selling, General and Administrative Expense (“SG&A”)—

	For the Three Months Ended June 30,				Increase (Decrease)	% of Gross Profit Increase (Decrease)
	2010	% of Gross Profit	2009	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$124.1	70.5%	$115.1	74.1%	$9.0	(3.6%)
Rent expense	10.5	6.0%	10.0	6.4%	0.5	(0.4%)

SG&A—total	$134.6	76.5%	$125.1	80.5%	$9.5	(4.0%)

Gross profit	$175.9		$155.4

	For the Six Months Ended June 30,				Increase (Decrease)	% of Gross Profit Increase (Decrease)
	2010	% of Gross Profit	2009	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$242.3	71.3%	$226.2	75.0%	$16.1	(3.7%)
Rent expense	21.9	6.5%	20.1	6.7%	1.8	(0.2%)

SG&A—total	$264.2	77.8%	$246.3	81.7%	$17.9	(3.9%)

Gross profit	$339.4		$301.3

Asbury Automotive Group, Inc.

Supplemental Disclosures

(Dollars in millions, except per share data)

(Unaudited)

Our operations during 2009 were impacted by certain items that are not core dealership operating items, which we believe are important to highlight when reviewing our results and should not be considered when forecasting our future results.

The non-core items shown in the table below include (i) restructuring costs consisting primarily of severance and retention expenses related to the relocation of our corporate headquarters, (ii) implementation costs associated with transitioning our dealerships to the Arkona dealer management system, and, (iii) a legal settlements benefit related to legal claims arising in, and before, the year 2003.

	For the Three Months Ended June 30,	For the Three Months Ended June 30,
	2010	2009
Non-core items – expense (income):
Restructuring costs	$—	$1.7
Dealer management system implementation costs	—	0.1
Tax benefit on non-core items above	—	(0.6)

Total non-core items	$—	$1.2

Non-core items per dilutive share	$—	$0.04

Weighted average common shares outstanding (diluted)	33.0	33.2

	For the Six Months Ended June 30,	For the Six Months Ended June 30,
	2010	2009
Non-core items – expense (income):
Restructuring costs	$—	$3.0
Dealer management system implementation costs	—	0.3
Legal settlements benefit	—	(1.5)
Tax benefit on non-core items above	—	(0.6)

Total non-core items	$—	$1.2

Non-core items per dilutive share	$—	$0.04

Weighted average common shares outstanding (diluted)	32.8	33.0

Asbury Automotive Group, Inc.

Summary of Debt Covenants

As of and for the Period Ended June 30, 2010

(Dollars in millions, except per vehicle data)

(Unaudited)

	Wachovia Mortgages (1)	Credit Facilities (2)
Senior Leverage Ratio must be < 3.00: 1.00
SECURED DEBT (numerator)
+ Mortgage notes payable (including mortgages associated with assets held for sale)		$165.7
+ Borrowings under revolving credit facility		—
+ Capital lease obligations		—
+ Interest rate obligations		—
+ Other indebtedness		0.4

= TOTAL SECURED DEBT (ex floorplan)		$166.1

EBITDA (denominator)
+ Net income - trailing 12 months (“T12”)		$27.9
+ Add back losses from discontinued operations - T12		9.8
+ Add back total interest expense (excluding floorplan interest) - T12		39.8
+ Add back income tax expense - T12		23.3
+ Add back depreciation and amortization - T12		23.0
+ Add back other non-cash charges - T12*		5.6

= CONSOLIDATED EBITDA		129.4
+ Add back pro forma acquisitions EBITDA (as defined)		—
+ Add back pro forma rent savings (as defined)		—
– Less gain on debt extinguishment		(0.1)

= CONSOLIDATED PRO FORMA EBITDA		$129.3

SENIOR LEVERAGE RATIO		1.28

*	Includes impairment expenses, stock-based compensation expense, deferred finance fee amortization and swap amortization.
(1)	The “Wachovia Mortgages” are the Company’s mortgage notes with Wachovia Bank, National Association and Wachovia Financial Services, Inc.
(2)	The “Credit Facilities” are the Company’s revolving credit facility with Bank of America, as administrative agent, and the Company’s used vehicle floor plan facility with J.P. Morgan Chase Bank, N.A. and Bank of America, N.A.

Fixed Charge Coverage Ratio must be > 1.20: 1:00
EBITDAR (numerator)
+ Net income - trailing 12 months (“T12”)	$27.9	$27.9
+ Add back losses from discontinued operations - T12	9.8	9.8
+ Add back total interest expense (ex floorplan) - T12	39.8	39.8
+ Add back income tax expense - T12	23.3	23.3
+ Add back depreciation & amortization -T12	23.0	23.0
+ Add back other non-cash charges - T12 (as defined)*	12.3	5.6
– Less gain on debt extinguishment	—	(0.1)
+ Add back non-recurring items - T12 (as defined)**	3.2	—

= CONSOLIDATED EBITDA	139.3	129.3
+ PLUS Required principal payments - T12 (Rent)	42.5	42.5
– LESS Capital expenditures (as defined)	(16.0)	(12.0)

= TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES	$165.8	$159.8

FIXED CHARGES (denominator)
+ Total interest expense (ex floorplan interest) - T12	39.8	39.8
- LESS Interest associated with convertible notes - T12	(1.7)	(1.7)
+ PLUS Required principal payments - T12	8.7	8.7
+ PLUS Rental expense - T12	42.5	42.5

= TOTAL FIXED CHARGES	$89.3	$89.3

FIXED CHARGE COVERAGE RATIO	1.86	1.79

Current Ratio must be > 1.20: 1:00
Total current assets (numerator)
+ Total current assets	$768.6	$768.6
+ PLUS Available unused commitments under revolving credit facility	125.0	128.1

= TOTAL CURRENT ASSETS	$893.6	$896.7

Total current liabilities (denominator)
+ Total current liabilities	$526.7	$526.7

= TOTAL CURRENT LIABILITIES	$526.7	$526.7

CURRENT RATIO	1.70	1.70

Adjusted Net Worth must be > $350 million
Stockholders’ equity	$265.7
- LESS 50% of net income subsequent to March 31, 2008 (to the extent net income is positive)	—
- LESS Proceeds from stock option exercises subsequent to March 31, 2008	(1.7)
+ ADD Impairment expenses, net of tax	383.0

= ADJUSTED NET WORTH	$647.0

*	Includes impairment expenses, stock-based compensation expense, deferred finance fee amortization and swap amortization.
**	Includes restructuring costs and dealer management system transition costs.